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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Moreal Chu and Starcia Chang, hereby jointly certify as follows:

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Visual Frontier, Inc., does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 of Visual Frontier, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Visual Frontier, Inc.


                       By: /s/ Moreal Chu
                           ---------------------------------------
                           Name: Moreal Chu
                           Title: President and General Manager

                       Date: August 25, 2003



                       By: /s/ Starcia Chang
                           ---------------------------------------
                           Name: Starcia Chang
                           Title: Chief Financial Officer

                       Date: August 25, 2003



         The  foregoing  certification  is being  furnished  solely  pursuant to
Section  906 of the  Sarbanes-Oxley  Act of  2002  (subsections  (a)  and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Visual Frontier, Inc. and will be retained by Visual Frontier, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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